Exhibit 10.1
AMENDMENT TO

AMENDED & RESTATED EMPLOYMENT AGREEMENT

This Amendment (“Amendment”) to the Employment Agreement (“Agreement”), dated June 1, 2022, as previously amended and restated on August 30, 2023 and further amended on August 1, 2024, by and between Ferguson Enterprises, LLC (“FELLC”), a Virginia limited liability company, on behalf of itself and its ultimate parent company, Ferguson Enterprises Inc., a Delaware corporation (“Ferguson”; collectively, with their subsidiaries, the “Company”) and William Thees (“Executive”), is made effective on February 1, 2025 (“Effective Date”) pursuant to Section 22 of the Agreement.

The parties hereby resolve to amend the Agreement as follows:

1.    Executive’s title set forth in Section 2 of the Agreement is hereby changed to “Chief Operating Officer.”

All other terms remain unchanged.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

FERGUSON ENTERPRISES, LLC:		EXECUTIVE:
By:	/s/ Allison Stirrup	By:	/s/ William Thees
	Allison Stirrup		William Thees
Chief Human Resources Officer

1